SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
| |  Preliminary Proxy Statement        | | Confidential, For Use of the
|X|  Definitive Proxy Statement             Commission Only (as permitted
| |  Definitive Additional Materials        by Rule 14a-6(e)(2))
| |  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                    AUTOMOBILE PROTECTION CORPORATION - APCO
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|   No fee required.
         |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

               ---------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

         (5)   Total fee paid:

               ---------------------------------------------------------------
         |_|   Fee paid previously with preliminary materials:
               ---------------------------------------------------------------
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

               --------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               --------------------------------------------------------------
         (3)   Filing Party:

               --------------------------------------------------------------
         (4)   Date Filed:

---------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 Dunwoody Park Drive, Suite 100
                             Atlanta, Georgia 30338
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 23, 1999
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Automobile Protection Corporation - APCO ("Company") will be held at the Holiday Inn - Perimeter Dunwoody, 4386 Chamblee - Dunwoody Road, Atlanta, Georgia 30341 on Wednesday, June 23, 1999, at 10:00 A.M., Eastern Standard Time, for the following purposes:

          1. To elect one director of the Company for a term of four years and until his successor is elected and qualified;

          2. To consider and act upon a proposal to adopt the 1998 Performance Equity Plan; and

          3. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record at the close of business on April 30, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the action to be taken at the shareholder meeting. In order to assure the presence of a quorum, whether or not you expect to attend the shareholder meeting in person, please sign and date the accompanying proxy card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                         By Order of the Board of Directors


                                         Martin J. Blank
                                         Secretary


Atlanta, Georgia
May 14, 1999

                    Automobile Protection Corporation - APCO

                              ----------------------

                                 PROXY STATEMENT

                              ---------------------

                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Automobile Protection Corporation - APCO. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 23, 1999, and any adjournment or adjournments thereof ("Annual Meeting"). The Annual Meeting will be held at the Holiday Inn - Perimeter Dunwoody, 4386 Chamblee - Dunwoody Road, Atlanta, Georgia, 30341. The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia 30338. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 14, 1999.

Record Date and Outstanding Shares

         The Board has fixed the close of business on April 30, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of April 30, 1999, the Company has issued and outstanding 11,923,934 shares of Common Stock, par value $.001 ("Common Stock").

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominee listed below under the caption "Election of Directors," "FOR" the adoption of the 1998 Performance Equity Plan ("1998 Plan") and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         The person nominated for election as director will be elected by a plurality of the number of shares of Common Stock cast at the Annual Meeting. "Plurality" means that a nominee who receives the highest number of votes cast "FOR" will be elected as the Class II director of the Company for the ensuing four-year term. Consequently, any shares not voted "FOR" the nominee (because of either shareholder withholding or broker non-vote) will not be counted in the nominee's favor.

         The 1998 Plan, must be approved by the affirmative vote of a majority of the votes cast at the meeting. Abstentions from voting with respect to the 1998 Plan are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the meeting but not entitled to vote on the 1998 Plan (because of either shareholder withholding or broker non-vote) are not deemed "votes cast" with respect to such proposal and therefore will have no effect on such vote.

         Except as specifically provided in the Amended and Restated Certificate of Incorporation which requires a 66b% affirmative vote to change certain of the charter provisions and certain statutory requirements, all other matters voted on at the Annual Meeting must be approved by the affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote. Abstentions from voting are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote (because of either shareholder withholding or broker non-vote) will have no effect on such vote.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of April 30, 1999 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's chief executive officer and each of the Company's most highly compensated executive officers whose individual compensation exceeded $100,000 in the year ended December 31, 1998, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table. Name of Beneficial Owner Number of Shares of Common Stock Percent of

                                                              Percent of
                                                             Ownership of
                            Number of Shares of Common       Common Stock
Name of Beneficial Owner     Stock Beneficially Owned        Outstanding
------------------------    --------------------------      --------------
Martin J. Blank                  1,039,168(1)                  8.7%
Larry I. Dorfman                 1,070,368(2)                  8.6%
Howard C. Miller                     7,142(3)                   *
Mechlin D. Moore                     8,142(4)                   *
Directors and officers
  as a group (4 persons)         2,124,820(5)                 17.8%

-----------------------------
 * Less than 1%.

(1) Includes options to purchase 10,000 shares of Common Stock which are currently exercisable and excludes options to purchase 90,000 shares of the Common Stock which are not currently exercisable.

(2) Includes options to purchase 56,000 shares of the Common Stock which are currently exercisable and excludes options to purchase 139,000 shares of Common Stock which are not currently exercisable.

(3) Excludes options to purchase 2,061 shares of the Common Stock which are not currently exercisable.

(4) Includes options to purchase 7,142 shares of the Common Stock which are currently exercisable and excludes options to purchase 2,061 shares of Common Stock which are not currently exercisable.

(5) Includes options to purchase 73,142 shares of the Common Stock and excludes options to purchase 233,122 shares of Common Stock which are not currently exercisable.

PROPOSAL: ELECTION OF DIRECTORS

         The Board is divided into four classes, each of which serves for a term of four years, with only one class of directors being elected in each year. The term of the second class of directors, consisting of Mechlin D. Moore, will expire on the date of this year's Annual Meeting, the term of office of the third class of directors, consisting of Mr. Howard C. Miller, will expire in 2000, the term of office of the fourth class of directors, consisting of Mr. Larry I. Dorfman, will expire in 2001 and the term of office of the first class of directors, consisting of Mr. Martin J. Blank, will expire in 2002.

         One person will be elected at the Annual Meeting to serve as a director for a term of four years. The Board has nominated Mr. Mechlin D. Moore as the candidate for election unless authority is withheld. The proxies solicited by management will be voted "FOR" the election of this nominee. In case the nominee becomes unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgement.

Information About Nominee

         Mechlin D. Moore has served as Director of the Company since June 1991. Mr. Moore is an independent consultant in insurance communication and marketing. Mr. Moore's past experience includes President of the Insurance Information Institute and Senior Vice President of United Air Lines, Inc. Mr. Moore is 68 years of age.

Information About Other Directors

         Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified:

                                        Term           Director
Nominee                       Age       Expires In       Since     Position
------------------            ----      ----------     ---------   -------------------------------------
Martin J. Blank                 52          2002         1984      Chairman of the Board, Chief Operating
                                                                   Officer and Secretary
Larry I. Dorfman                43          2001         1984      President, Chief Executive Officer and
                                                                   Director
Howard C. Miller                72          2000         1989      Director


         Martin J. Blank, a co-founder of the Company, has served as Secretary and Director since its incorporation in September 1984 and as the Chairman of the Board and Chief Operating Officer since April 1988. Mr. Blank is an attorney admitted to the bar in the States of Georgia and California. Mr. Blank's experience prior to co-founding the Company includes the practice of law and representation and financial management for professional athletes. Mr. Blank is a director of Innotrac Corporation, a corporation that provides fulfillment and telemarketing services.

        Larry I. Dorfman, a co-founder of the Company, has served as President and Director since its incorporation in September 1984 and as Chief Executive Officer since April 1988. Prior to co-founding the Company, Mr. Dorfman was Vice President-Sales for Paymaster Checkwriter Company, Inc. in Atlanta with responsibility for the direction and supervision of its sales force.

        Howard C. Miller has served as Director of the Company since January 1989. Mr. Miller currently serves on the budget committee of the United States Olympic Committee. Mr. Miller's past experience includes President and Chief Operating Officer of Avis, Inc., Vice President of ITT, President and Chief Executive Officer of Canteen Corporation.

                             Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to the chief executive officer and to each officer receiving compensation of at least $100,000 (collectively the "Named Executive Officers"), for the periods indicated.

                                                                   Long Term
                                                                  Compensation
                                Fiscal                            Options/No.
Name and Principal Position      Year    Salary(1)       Other    of Shares (2)
---------------------------     ------   ---------      -------   ------------
Larry I. Dorfman                 1998    $685,608       $14,120      50,000
President and Chief Executive    1997    $552,576            --      50,000
Officer                          1996    $362,240        $5,093          --

Martin J. Blank                  1998    $685,608       $20,780      50,000
Chairman and chief Operating     1997    $552,576       $16,628      50,000
Officer                          1996    $362,240       $18,416          --


(1) Represents salary and additional compensation based upon the number of vehicle service contracts processed each month. See "Report on Executive Compensation, Employment Arrangements (Chief Executive Officer and Chief Operating Officer)."

(2) On October 7, 1998, the Board granted each executive stock options to purchase 50,000 shares of Common Stock at $6.13 per share, which vest equally over four years and expire each year commencing October 7, 2002 and ending October 7, 2005.

1998 Option Grants to Executive Officers

         The following table sets forth the stock options granted to the Company's executive officers identified in the compensation table above for the fiscal year ended December 31, 1998.

                             Number of Shares of                                              Potential Realizable
                                Common Stock                                                 Value at Assumed Annual
                                 Underlying           Percent of Total      Exercise              Rates of Stock
                                   Options          Options Granted to      Price           Appreciation for Option
Name                               Granted            All Employees        per Share                Term
-----------------------     --------------------    -------------------    -------------    ------------------------
                                                                                                5%           10%
                                                                                               ---          ----
Larry I. Dorfman                    50,000                 7.3%                $6.13          $94,750      $429,995
President and Chief
Executive Officer

Martin J. Blank                     50,000                 7.3%                $6.13          $94,750      $429,995
Chairman and Chief
Operating Officer

1998 Option Year-End Option Values

                                                                                            Value of Unexercised
                                                            Number of Unexercised           In-the-Money Options
                         Acquired/        Value               Options at 12/31/9             at December 31, 1998
Name                    Exercised        Realized        Exercisable/Unexercisable(1)    Exercisable/Unexercisable
-----------------       --------        ----------
                           (#)            ($)                       (#)                             ($)
                        --------         ---------       ---------------------------    ------------------------
Larry I. Dorfman         173,000          --                   56,000/139,000                $536,960/$969,340
Martin J. Blank          173,000          --                    10,000/90,000                $85,600/$623,400

Stock Option Plans

         The 1998 Performance Equity Plan ("1998 Plan") of the Company provides for 550,000 shares of Common Stock to be reserved for issuance upon incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock and other stock based awards ("Awards"). Awards may be made to officers, directors, key employees and consultants of the Company. The 1998 Plan will terminate at such time as no further awards may be granted and awards granted are no longer outstanding, provided incentive options may only be granted until August 7, 2008. The 1998 Plan is administered by the Board. The Board, to the extent permitted by the provisions of the 1998 Plan, has the authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of Awards and administration of the 1998 Plan in order to attract and retain persons instrumental to the success of the Company. At April 30, 1999, there are options outstanding under the 1998 Plan to purchase 476,250 shares of Common Stock at prices ranging from $6.13 to $9.00. No options under the 1998 Plan have been exercised.

         The 1997 Performance Equity Plan ("1997 Plan") of the Company provides for 500,000 shares of Common Stock to be reserved for issuance upon incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards ("Awards"). Awards may be made to officers, directors, key employees and consultants of the Company. The 1997 Plan will terminate at such time as no further awards may be granted and awards granted are no longer outstanding, provided incentive options may only be granted until April 4, 2007. The 1997 Plan is administered by the Board. The Board, to the extent permitted by the provisions of the 1997 Plan, has the authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of Awards and administration of the 1997 Plan in order to attract and retain persons instrumental to the success of the Company. At April 30, 1999, there are options outstanding under the 1997 Plan to purchase 486,622 shares of Common Stock at prices ranging from $ 3.19 to $12.13. Since inception 13,300 options under the 1997 Plan have been exercised at an average price of $4.34.

         The 1988 Stock Option Plan ("1988 Plan") of the Company provides for 800,000 shares of the Common Stock to be reserved for issuance upon exercise of options designated as "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. As of April 1,1998, the Board was no longer authorized to issue options under the 1988 Plan: outstanding options under the 1988 Plan continue to remain exercisable in accordance with the terms of the respective option agreements. The 1988 Plan is administered by the Board or a committee appointed by the Board. Options may be exercised as provided in the option agreement, but no option granted to an employee may be exercised unless the grantee is a regular employee of the Company, or a subsidiary, and has been in such position for at least one year after the date of grant, except that in the event of death, options may be exercised until the sooner of the expiration date of the option or six months following the death of the optionee. Each option not exercised expires as provided in the option agreement. Options are non-transferable, except in the event of death of the optionee. At April 30, 1999, options to purchase 274,147 shares of the Common Stock, at prices ranging from $1.75 to $10.50 per share, were outstanding under the 1988 Plan. Between inception of the 1988 Plan and April 30, 1999, 464,895 options have been exercised at an average exercise price of $1.82 per share.

         Prior to April 1, 1998, directors received automatic grants of options under the 1988 Outside Director's Stock Option Plan ("Director's Plan") to purchase that number of shares of Common Stock having an aggregate market value on the date of grant equal to $25,000, at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. The Director's Plan, by its terms, provided that no new awards may be granted after April 1, 1998. At April 30, 1999, there were outstanding options to purchase 17,964 shares of Common Stock, at prices ranging from $2.32 to $3.50, under the Director's Plan.

Performance Graph

         The following graph demonstrates the performance of the cumulative total return to the Company's shareholders during the past five years ended December 31, 1998 in comparison to the cumulative total return for the Nasdaq Market Index and the cumulative total return for a group of insurance agents and broker companies in the industry.

                       FIVE-YEAR CUMULATIVE TOTAL RETURNS
                   VALUE OF $100 INVESTED ON DECEMBER 31, 1993


                               ------------------------------ YEAR ENDED-------------------------------------------
                                12/31/1993      12/30/1994    12/29/1995     12/31/1996    12/31/1997    12/31/1998

APCO                             100.00             150.00        187.50         285.42        445.83        783.33

Insurance Agents and Brokers     100.00             100.93        118.21         140.88        195.41        212.03

NASDAQ Market Index              100.00             104.99        136.18         169.23        207.00        291.96

Director Compensation

         Members of the board of directors who are not otherwise employees of the Company receive director fees of $4,000 per meeting attended. In addition, directors are reimbursed for their expenses in attending all meetings of the board of directors. Directors will also be eligible for other compensation and benefits as may be approved by the Board from time to time, including benefits under the 1997 Plan.

         The following table shows the number of shares of the Common Stock covered by options granted to current directors since January 1, 1998, the number of shares of the Common Stock acquired by current directors since that date through exercise of options and the number of shares of Common Stock subject to all outstanding options of current directors at December 31, 1998. Additionally, 10,822 options granted to a former director of the Company, which are exercisable at $2.32 per share and expire in 2004, are also outstanding.

                                           Howard C. Miller     Mechlin D. Moore
Granted 1/1/98 - 12/31/98:
Number of shares                                  2,061                2,061
Average per share option price                   $12.13               $12.13

Exercised 1/1/98 - 12/31/98:
Number of shares                                140,452               29,207
Aggregate option price of options exercised       $1.42                $2.57
Net value realized                           $1,677,855             $315,617

Unexercised options at 12/31/98:
Number of shares                                  9,203                9,203
Average unrealized value per share on
   12/31/98(1)                                    $6.40                $6.40

(1) Calculated as the difference between the market price of one share of the Common Stock on December 31, 1998 and the average per share option price.

Board Meetings and Committees

         During the fiscal year ended December 31, 1998, the Board met or took other action on four occasions. All the directors participated in all such meetings and actions.

         The Board has an Audit Committee and a Compensation Committee. The Audit Committee, currently comprised of Martin J. Blank, Mechlin D. Moore and Howard C. Miller, was formed to: (i) recommend annually to the board of directors the appointment of the independent accountants of the Company; (ii) review with the independent accountants the scope of the annual audit and review their final report relating thereto; (iii) review with the independent accountants the accounting practices and policies of the Company; (iv) review with the internal and independent accountants the overall accounting and financial controls of the Company; (v) be available to independent accountants during the year for consultation; and (vi) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee had one meeting in 1998.

         The Compensation Committee, currently comprised of Larry I. Dorfman, Howard C. Miller and Mechlin D. Moore was formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee held one meeting in 1998 at which it reviewed the executive compensation of the executive officers of the Company, Messrs. Martin J. Blank and Larry I. Dorfman, and the stock option plans of the Company. The Compensation Committee and the Board continued its policy of linking compensation of executive officers to enhanced shareholders value.

Report on Executive Compensation

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended ("Securities Act"), or the Securities Exchange Act of 1934, as amended ("Exchange Act") that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Report on Executive Compensation" and the Performance Graph appearing elsewhere in this Proxy Statement shall not be incorporated by reference into any such filings or into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

         Report. To date, the compensation policies of the Company have been developed to link the compensation of the executive officers of the Company with enhanced shareholder value. Through the establishment of short- and long-term incentive plans and the use of base salary and performance bonus combinations, the Company has sought to align the financial interests of its executive officers with those of its shareholders.

         Employment Arrangements (Chief Executive Officer and Chief Operating
          Officer)

         The Chief Executive Officer and Chief Operating Officer each receive a base salary of $72,000 plus additional compensation based upon the number of vehicle service contracts processed each month which exceed a prescribed level. Messrs. Blank and Dorfman are eligible to participate in other employee benefit plans as generally made available to employees of the Company.

    Martin J. Blank -- Larry I. Dorfman -- Howard C. Miller -- Mechlin D. Moore

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of a registered class of equity securities of the Company ("10% Shareholders") to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Shareholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1998, each of its officers, directors and 10% Shareholders complied with the
Section 16(a) reporting requirements, except that Messrs. Martin J. Blank and Larry I. Dorfman each filed a Form 4 on April 23, 1999 in respect of an option grant made on October 7, 1998 that was exempt under Section 16(b) of the Exchange Act.

Certain Relationships and Related Transactions

         There are no reportable relationships and related transactions between the Company and its officers and directors.

                   The Board recommends a vote "for" election
                    of the Nominee listed above as Director.


                                   PROPOSAL 2:
                    APPROVAL OF 1998 PERFORMANCE EQUITY PLAN

         On August 7, 1998, the Board adopted the 1998 Plan, subject to stockholder approval. The 1998 Plan provides for the grant of options to officers, directors, key employees and consultants of the Company and its subsidiaries to purchase up to 550,000 shares of Common Stock. The 1998 Plan is intended to assist the Company and its subsidiaries in attracting, retaining and motivating officers, directors, key employees and consultants of particular merit.

         Although the Company believes that all material provisions of the 1998 Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the Plan and is qualified in its entirety by reference to the text of the 1998 Plan, a copy of which is attached to this Proxy Statement as Appendix I and is incorporated herein by reference.

         The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 1998 Plan. Abstentions will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         On October 7, 1998, the Board granted options to purchase 50,000 shares of Common Stock to each of Messrs. Larry I. Dorfman, President and Chief Executive Officer, and Martin J. Blank, Chairman and Chief Operating Officer, of the Company. Each of these persons have indicated to the Company that they will vote their shares of Common Stock to approve the 1998 Plan.

                     The Board unanimously recommends aVote
                      "for" the approval of the 1998 Plan.

Summary of the 1998 Plan

Administration

         The 1998 Plan will be administered by the Board or by a committee ("Committee") appointed by the Board, whose members will serve at the pleasure of the Board. If no Committee is so designated, then the 1998 Plan will be administered by the Board. The Board or, if appointed, Committee, has full authority, subject to the provisions of the 1998 Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock and/or (v) other stock-based awards (collectively, "Awards").

         Subject to the provisions of the 1998 Plan, the Board or the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted, the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board or the Committee of any provisions of, and the determination of any questions arising under, the 1998 Plan or any rule or regulation established by the Board or the Committee pursuant to the 1998 Plan will be final, conclusive and binding on all persons interested in the 1998 Plan.

Shares Subject to the 1998 Plan; General Terms

         The 1998 Plan authorizes the granting of Awards the exercise of which would allow up to an aggregate of 550,000 of the Company's Common Stock to be acquired by the Holders of said Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1998 Plan, the number of the Company's Common Stock authorized by the 1998 Plan is subject to adjustment by the Board of Directors in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split or reverse stock split. If any Award granted under the 1998 Plan is forfeited or terminated, the Company's Common Stock that was available pursuant to such Award will again be available for distribution in connection with Awards subsequently granted under the 1998 Plan.

         Any equity security granted pursuant to the 1998 Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security.

Eligibility

         Subject to the provisions of the 1998 Plan, Awards may be granted to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

Types of Awards

         Options

         The 1998 Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code, and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock-based award under the 1998 Plan. The Board or the Committee will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or in the case of an Incentive Option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

         The Board or the Committee determines when Options are to be granted and when they may be exercised. However, an Incentive Option may only be granted within a ten-year period commencing on August 7, 2008 and may only be exercised within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary). Subject to any limitations or conditions of the 1998 Plan and any the Board or the Committee may impose, Options may be exercised, in whole or in part, during the term of the Option by giving written notice of exercise to the Company specifying the number of the Company's Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash or in securities of the Company, or in combination thereof. Options granted under the 1998 Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the 1998 Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if the Holder received an option as an employee of the Company or a subsidiary, no Option, or any portion thereof, granted under the 1998 Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary of the Company at the time of the exercise and has been so employed continuously from the time the Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Option will be fully vested and the Holder may still exercise his or her Option for a period of one year (or such other lesser period as the Board or the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period if shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, the Option will be fully vested on the date of death and his or her legal representative or legatee under his or her will may exercise the decedent Holder's Option for a period of one year from death (or such other greater or lesser period as the Board or the Committee specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Option that has vested by the date of such retirement or termination may be exercised for the lesser of one year after retirement or the balance of the Option's term.

         Stock Appreciation Rights

         The Board or the Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the 1998 Plan or may grant SARs on a free-standing basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or the Common Stock, as determined by the Board or the Board or the Committee) equal to the excess fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

         Restricted Stock Awards

         The Board or the Committee may award shares of Restricted Stock either alone or in addition to other Awards granted under the 1998 Plan. The Board or the Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment with the Company is terminated. In order to enforce the forfeiture provisions, the 1998 Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Deferred Stock

         The Board or the Committee may award shares of Deferred Stock either alone or in addition to other Awards granted under the 1998 Plan. The Board or the Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

         Other Stock-Based Awards

         The Board or the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. Subject to the terms of the 1998 Plan, the Board or the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

Accelerated Vesting and Exercisability

         If (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, or (vii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the periods, then, the vesting periods of any and all Awards granted and outstanding under the 1998 Plan shall be accelerated and all the Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all stock subject to the Awards on the terms set forth in the 1998 Plan and the respective agreements respecting the Awards.

Withholding Taxes

         Upon the exercise of any Award granted under the 1998 Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for the Common Stock. Subject to certain stringent limitations under the 1998 Plan and at the discretion of the Company, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

Agreements

         Options, Restricted Stock, Deferred Stock, SARs and other stock-based awards granted under the 1998 Plan will be evidenced by agreements consistent with the 1998 Plan in such form as the Board or the Committee may prescribe. Neither the 1998 Plan nor agreements thereunder confer any right to continued employment upon any Holder.

Term and Termination of the 1998 Plan

         The 1998 Plan was effective as of August 7, 1998 ("Effective Date"), subject to the approval of the 1998 Plan by the stockholders of the Company within one year after the Effective Date. Any Awards granted under the 1998 Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, the approval of the 1998 Plan by the Company's stockholders. If the 1998 Plan is not so approved, all Awards granted thereunder shall be of no effect and any of the shares of Common Stock received by a Holder shall be deemed forfeited and returned to the Company by the Holder. Unless terminated by the Board, the 1998 Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1998 Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

Amendments to the 1998 Plan

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the 1998 Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder of any Award theretofore granted, without his or her consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the 1998 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the 1998 Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Options

         The Holder will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the Option after the later of two years from the date of grant or one year after the issuance of the shares to the Holder, the Holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Holder. If the Common Stock acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Option and one year after the exercise of the Option, (i) the Holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Holder held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the Option, the Holder will recognize no income; (ii) upon exercise of the Option (if the Common Stock are not subject to a substantial risk of forfeiture), the Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Holder. On a disposition of the shares, the Holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Holder held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

Stock Appreciation Rights

         A Holder who receives an SAR will recognize no income on the grant of such SAR but he or she will recognize ordinary compensation income equal to the cash received, and the Company will qualify for a deduction of equal amount subject to the reasonableness of compensation limitation.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP has examined and reported upon the financial statements of the Company since 1988, including for the year ending December 31, 1998. PricewaterhouseCoopers has no direct or indirect interest in the Company or any affiliate of the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from shareholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.


                    2000 ANNUAL MEETING SHAREHOLDER PROPOSALS

Shareholder Proposals and Nominations

         Proposals of shareholders intended to be presented at the annual meeting to be held in 2000 must be received at the Company offices by January 14, 2000 for inclusion in the proxy materials relating to that meeting.

         The Company has provisions in its Amended and Restated Articles of Incorporation intended to promote the efficient functioning of its shareholder meetings. Some of the provisions describe the Company's right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to the Company of shareholder proposals or director nominations for shareholder meetings.

         Under the Amended and Restated Articles of Incorporation, shareholders must provide the Company with at least 60 days notice of business the shareholder proposes for consideration at the meeting and persons the shareholder intends to nominate for election as directors at the meeting. Based on this year's mailing date, it is anticipated that this notice must be received by the Company for the annual meeting in the year 2000 on March 15, 2000.

Shareholder proposals must include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder or shareholders making and supporting the proposal, the shareholder's number of shares of Common Stock owned, and any financial interest of the shareholder or supporting shareholders in the proposal. Shareholder nominations for persons to be elected as directors must include the name and address of the shareholder making the nomination, a description of all arrangements between the shareholder and each nominee and any other persons relating to the nomination, the information about the nominees required by the Exchange Act of 1934 and a consent to nomination of the person nominated.

         Shareholder proposals or nominations should be addressed to Mr. Martin Blank, Secretary, at the Company.

Discretionary Voting of Proxies on Other Matters

         The Company does not now intend to bring before the Annual Meeting any matters other than those specified in the notice of the Annual Meeting, and it does not know of any business which persons other than the Board intends to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.


                                  OTHER MATTERS

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1998 is being furnished herewith to each shareholder of record as of the close of business on April 30, 1999. Additional copies of the Annual Report and copies of the Company's report on Form 10-K (without exhibits) will be provided free of charge upon request to:

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 DUNWOODY PARK DRIVE, SUITE 100
                             ATLANTA, GEORGIA 30338
                          ATTENTION: INVESTOR RELATIONS
                                 (770) 394-7070

                                        By Order of the Board of Directors


                                        Martin J. Blank
                                        Secretary

Atlanta, Georgia
May 14, 1999

                                                                        Annex I

                                Approved by Board of Directors on August 7, 1998
                                        Approved by Stockholders on _____, 199__


                    AUTOMOBILE PROTECTION CORPORATION - APCO

                          1998 Performance Equity Plan


Section  1.       Purpose; Definitions.

         1.1 Purpose. The purpose of the Automobile Protection Corporation - APCO (the "Company") 1998 Performance Equity Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

                  (f) "Company" means Automobile Protection Corporation - APCO, a corporation organized under the laws of the State of Georgia.

                  (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

                  (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 13.1, below.

                  (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (k) "Holder" means a person who has received an award under the Plan.

                  (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

                  (o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                  (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                  (q) "Plan" means the Automobile Protection Corporation - APCO 1998 Performance Equity Plan, as hereinafter amended from time to time.

                  (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said
Section 8.

                  (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

                  (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

                  (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

                  (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                  (w) "Stock Reload Option" means any option granted under
Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                  (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

Section  2.       Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible, shall be "non-employee" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

         2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price or other consideration, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                  (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section  3. Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 550,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any change in the number of outstanding shares of Common Stock of the Company occurring as the result of a stock split, reverse stock split or stock dividend on the Common Stock, after the grant of an Award, the Company shall proportionately adjust the number of shares of Stock subject to the Award and the price to be paid on exercise of an Award as well as the aggregate number of shares reserved for issuance under the Plan. Any right to acquire a fractional share of Stock resulting from any adjustments will be rounded to the nearest whole share of Stock. If the Company shall be the surviving corporation in any merger, combination or consolidation, any outstanding Award shall pertain and apply to the shares of Stock to which the Holder is entitled, without adjustment for issuance by the Company of any securities in the merger, combination or consolidation. In the event of a change in the par value of the Common Stock of the Company which is subject to any outstanding Award, such Award will be deemed to pertain to the shares of Stock resulting from any such change. To the extent that the foregoing adjustments relate to the Common Stock of the Company, the adjustments will be made by the Committee whose determination will be final, binding and conclusive.

Section  4.  Eligibility.

             Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

Section  5.  Required Six-Month Holding Period.

         A period of not less than six months must elapse from the date of grant of an award under the Plan, (i) before any disposition by a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended) issued under this Plan or (ii) before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.

Section  6.  Stock Options.

         6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock.

                  (b) Option Term. Subject to the limitations in Section 6.1, above, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the

Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                  (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

Section  7.  Stock Appreciation Rights.

         7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section  8.  Restricted Stock.

         8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 11, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section  9.  Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section  10.      Other Stock-Based Awards.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.

Section  11.      Accelerated Vesting and Exercisability.

         If (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the periods, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.


Section  12.      Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section  13.      Term of Plan.

         13.1 Effective Date. The Plan shall be effective as of August 7, 1998 ("Effective Date"), subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section  14.  General Provisions.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3 Employees.

                  (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen months after the date thereof such

Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on June 23, 1999

     The undersigned hereby appoints Larry I. Dorfman and Howard C. Miller, and
P each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of AUTOMOBILE PROTECTION CORPORATION - APCO on Wednesday, June 23, 1999 at 10:00 A.M. (EST), or at any adjournments
R thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted "FOR" all the following proposals.
O

X    1. To elect the following director:

     FOR the nominees listed below  |_|   WITHHOLD AUTHORITY to vote
                                          for the nominee listed below  |_|

                                Mechlin D. Moore

     2    To approve the adoption of the 1998 Performance Equity Plan.

          For  |_|             Against |_|             Abstain   |_|

     3. In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any adjournments thereof.


     |_|  I plan to attend the Annual Meeting.

                                                 Date ____________________, 1999


                                                 _______________________________
                                                 Signature


                                                 _______________________________
                                                 Signature if held jointly

                    Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.